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                                                                     Exhibit (d)



NUMBER              [PICTURE OF STATE AND WORLD MAP]                      SHARES

                                                               CUSIP 27826S 10 3
                                                                 SEE REVERSE FOR
WITHOUT PAR VALUE                                            CERTAIN DEFINITIONS



THIS IS TO CERTIFY THAT



IS THE OWNER OF


                     COMMON SHARES OF BENEFICIAL INTEREST OF

Eaton Vance Senior Income Trust, a business trust established in accordance with the laws of the Commonwealth of Massachusetts under and subject to the provisions of a Declaration of Trust executed as of the 23rd day of September, 1998, as the same may be amended, and restated from time to time, and filed with the Secretary of the Commonwealth of Massachusetts. The common shares of said Trust evidenced by this certificate are issued under and subject to, and the rights and preferences of the holders hereof are subject to, said Declaration of Trust, and each common share of said Trust represents an equal proportionate interest in said Trust with each other outstanding common share of said Trust. The interest represented hereby is transferable only on the books of said Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile signatures of the President and the Secretary of said Trust.

       ALAN R. DYNNER, TREASURER                JAMES B. HAWKES, PRESIDENT

COUNTERSIGNED AND REGISTERED:
FIRST DATA INVESTOR SERVICES GROUP, INC.

BY                       TRANSFER AGENT AND REGISTRAR

                         AUTHORIZED SIGNATURE

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EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the form of ownership of the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION   EQUIVALENT               ABBREVIATION         EQUIVALENT
------------   ----------               ------------         ----------

JTTEN          As joint tenants, with   TEN IN COM          As tenants in common
               right of survivorship    TEN BY ENT          As tenants  by the
               and not as tenants       UNIF GIFT MIN ACT   entireties Uniform
               in common                                    Gift to Minors

ABBREVIATION  EQUIVALENT             ABBREVIATION    EQUIVALENT
------------  ----------             ------------    ----------

ADM           Administrator(s)            FDN        Foundation
              Administratix               PL         Public Law
AGMT          Agreement                   TR         (As) trustee(s), for, of
CUST          Custodian for               UA         Under Agreement
EST           Estate, Of estate of        UW         Under Will of, Of will of,
EX            Executor(s), Executrix                 Under last will & testament
FBO           For the benefit of

     Additional abbreviations may also be used though not in the above list.
================================================================================
                                  TRANSFER FORM

PLEASE INSERT SOCIAL SECURITY OR OTHER   FOR VALUE RECEIVED.........hereby sell,
 IDENTIFYING NUMBER OF ASSIGNEE                              (I/we)
                                         assign and transfer

 ......................................    ......................................
                                          Please print or typewrite name and
                                          address including postal zip code
                                          of assignee

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Shares of Beneficial interest represented by this Certificate and do hereby irrevocably constitute and appoint

 .......................................................................Attorney,
to transfer said shares on the books of the Trust with full power of substitution in the premises.

Dated:

                    ............................................................
SIGNATURE
GUARANTEED BY       Signature(s)................................................

                    (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 ............................................
(Signature must be guaranteed by a commercial bank or trust company or member firm of the New York, American, Boston, Midwest or
Pacific Stock Exchanges).

                                IMPORTANT NOTICE:

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a stock certificate.

================================================================================
                                 REDEMPTION FORM

     The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of

 ..........................................................................Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)

of the Common Shares of Beneficial Interest represented by the within
Certificate in accordance with the terms of the Declaration of Trust of the
Trust.
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================================================================================
Dated:  .................

                    ............................................................

SIGNATURE           Signature(s)................................................
GUARANTEED BY       (The signature to this request for redemption must
                    correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 ..........................................................
(Signature must be guaranteed by a commercial bank or trust company or member firm of the New York, American, Boston, Midwest or Pacific Stock Exchanges).

                         .......................................................
                                                Address

                         .......................................................